Exhibit 99.1

ITEM 8.	ADDITIONAL INFORMATION.

(g) Certain Preliminary Financial Statements

In connection with the due diligence review of the Company by Parent, the Company provided to Parent certain non-public preliminary financial statements, including (i) preliminary unaudited consolidated balance sheets and related statements of income of the Company and its consolidated subsidiaries as of and for the fiscal year ended December 31, 2006, and the fiscal quarters ended June 30, September 30 and December 31, 2006, and March 31, 2007 and (ii) preliminary unaudited statements of cash flows of the Company and its consolidated subsidiaries for the fiscal year ended December 31, 2006 and the fiscal quarter ended March 31, 2007. These preliminary financial statements are set forth below.

The preliminary financial statements were not prepared with a view toward public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants. The preliminary financial statements do not comply with United States generally accepted accounting principles (“GAAP”). The summary of these preliminary financial statements is not being included in this Statement to influence your decision whether to tender your shares in the Offer, but because these preliminary financial statements were made available by the Company to Parent.

The preliminary statements do not include any information or notes required to be included in interim financial statements, and in the case of the quarterly preliminary statements are subject to normal year-end adjustments. The review of the preliminary statements by the Company’s independent accounting firm as required by Statement on Auditing Standards No. 100 has not been completed. In addition, information described in Item 303 or Item 305 of SEC Regulation S-K with respect to quarterly periods to the extent such information would otherwise be required to be filed in a Quarterly Report on Form 10-Q has not been included. Furthermore, the preliminary statements are subject to the effects of certain Restatement and Related Matters (defined below) and are subject to other matters that may arise in the course of the Company’s accounting review. The preliminary statements have not been audited and are therefore subject to revision, which might be material. There can be no assurance that this information will be consistent with final audited information, which may vary materially from the information below.

“Restatement and Related Matters” refers to any event, circumstance, development, change or effect (including (x) litigation, suit, claims, actions, proceedings, hearings, petitions, grievances, complaints or investigations, whether civil, criminal, administrative or investigative, pending or threatened against the Company in front of any governmental entity or the NASDAQ or (y) civil or criminal sanctions or penalties against the Company resulting from any such action described in (x) above, including any delisting from the NASDAQ) resulting from any of the following: (A) the Company’s historical stock-based compensation practices, but only to the extent such event, circumstance, development, change or effect both (1) resulted from (x) the failure of the Company’s related compensation, tax, disclosure, accounting and grant practices to comply with GAAP, the Company’s benefits plans under which the Company may grant equity or equity-based compensation awards or applicable law, or (y) matters concerning selecting, documenting and disclosing, and the accounting for and recording of, stock option grant and measurement dates, stock option expenses, and other items related thereto and (2) is consistent with and is not materially more adverse to the Company and its subsidiaries than the disclosure contained in (x) the Company’s public statements and its filings with and submissions and statements to the SEC related to historical stock based compensation practices that were provided to Parent prior to the date of the Merger Agreement or (y) the information provided to Parent or its affiliates and representatives prior to the date hereof and identified in the Company’s disclosure schedule to the Merger Agreement, (B) adjustments to the Company’s historical financial statements for the periods and in the amounts disclosed in the Company’s disclosure schedule to the Merger Agreement; (C) to the extent directly resulting from the matters referred to in the immediately foregoing clauses (A) or (B) (and only to such extent): (x) the Company’s pending restatement of its historical audited consolidated financial statements contained in its Annual Reports on Form 10-K for the fiscal years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 or the Company’s pending restatement of its historical unaudited consolidated financial statements contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, or (y) the Company’s failure to file in a timely manner its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2006 and March 31, 2007, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The preliminary financial statements do not contain all of the disclosures that would otherwise be required under GAAP. The tax accrual is preliminary and will change. The timing of the general and administrative —legal charges may change. In addition, the amounts in the preliminary financial statements are based on a preliminary close and will change.

None of the Company, Purchaser, Parent or their respective affiliates, advisors or representatives can give you any assurance that the final financial statements will not differ from these preliminary financial statements. None of the Company, Purchaser, Parent or their respective affiliates or any other person undertakes any obligation to update or otherwise reconcile or revise this information to reflect circumstances after the date this information was generated or to reflect the occurrence of future events that may result in this information being in error.

Preliminary 2006 and First Quarter 2007 Unaudited Financial Information

Statement of Operations*

	2Q06	3Q06	4Q06	Fiscal 2006	1Q07
	(Dollars in Millions)
Revenues	$22.6	$19.6	$20.1	$87.8	$19.7

Expenses:
Cost of revenues**	13.1	17.7	15.5	59.2	14.9
Engineering, research and development	1.9	1.5	1.5	6.8	1.6
Sales and marketing	3.3	2.6	2.2	11.3	2.0
General and administrative	3.0	3.4	7.0	16.5	2.5
General and administrative—stock options (1)	—	—	(0.6)	0.7	—
General and administrative—legal charges (2)	1.7	—	0.2	3.1	—
General and administrative—restatement expenses	0.5	1.8	2.4	4.7	3.0
Loss from litigation	(20.8)	—	—	(20.8)	—
Impairment of goodwill	—	4.9	—	4.9	—
Depreciation and amortization	3.6	6.1	3.4	17.3	3.3

Operating expenses	6.3	38.0	31.6	103.7	27.3

Operating income (loss)	16.3	(18.4)	(11.5)	(15.9)	(7.6)
Interest income	1.2	0.6	0.2	2.7	0.6
Other income (loss)	(0.1)	—	0.2	—	4.7

Income (loss) before income taxes	17.4	(17.8)	(11.1)	(13.2)	(2.3)
Provision (benefit) for income taxes	(8.1)	—	—	(8.1)	—

Net income (loss)	$25.5	$(17.8)	$(11.1)	$(5.1)	$(2.3)

Basic Net Income Per Share
Net Income (loss)	$1.43	$(1.00)	$(0.63)	$(0.29)	$(0.13)
Weighted average common shares outstanding	17,867	17,868	17,645	17,789	17,874
Diluted Net Income Per Share
Net Income (loss)	$1.42	$(1.00)	$(0.63)	$(0.29)	$(0.13)
Weighted average common shares outstanding	17,918	17,868	17,645	17,789	17,874

(1)	This is the preliminary charge for compensation expense, payroll taxes, penalties and interest for the restatement of the Company’s historical stock option granting practices and related accounting restatement (neither of which have been completed) and is subject to change.
(2)	The timing of the general and administrative—legal charges may change.

*	These statements are preliminary and unaudited and subject to the qualifications set forth above.
**	Exclusive of depreciation and amortization, which is shown separately.

Balance Sheet*

	6/30/06	9/30/06	12/31/06	3/31/07
	(Dollars in Millions)
ASSETS
Cash and short-term investments	$38.7	$22.2	$25.9	$47.2
Restricted cash	42.6	0.3	0.1	0.1
Accounts receivables, net	11.8	14.8	10.8	10.3
Tax refund receivable	9.4	8.3	8.5	8.5
Prepaid expenses and other assets	3.4	11.5	13.8	13.9

Total current assets	105.9	57.1	59.1	80.0
Property and equipment, net	35.5	19.8	17.4	14.6
Asset held for sale	—	12.1	12.1	—
Goodwill and intangible assets	6.1	—	—	—
Other assets	9.5	9.3	0.5	0.4

Total Assets	$157.0	$98.3	$89.1	$95.0

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and accrued expenses	$9.5	$9.6	$11.5	$9.8
Freedom loss contingency	42.7	—	—	—
Deferred/unearned revenue	3.8	5.1	4.9	16.1
Payroll liability due to stock options	2.9	2.9	2.3	2.3
Accrued pension liability	—	—	1.3	4.5
Contingent payment from litigation	—	0.2	0.4	0.6

Total current liabilities	58.9	17.8	20.4	33.3
Accrued pension liability	5.0	5.3	4.5	—
Contingent payment from litigation	0.8	0.6	0.4	0.2

Total Liabilities	64.7	23.7	25.3	33.5
Total Shareholders’ Equity	92.3	74.6	63.8	61.5

Total Liabilities and Shareholders’ Equity	$157.0	$98.3	$89.1	$95.0

*	These statements are preliminary and unaudited and subject to the qualifications set forth above.

Cash Flow Statement*

	2Q06	3Q06	4Q06	Fiscal 2006	1Q07
	(Dollars in Millions)
OPERATING ACTIVITIES
Net income (loss)	$25.5	$(17.8)	$(11.1)	$(5.1)	$(2.3)
Adjustments to reconcile net income to net cash used in operations:
Depreciation and amortization	3.6	6.1	3.4	17.3	3.3
Impairment of long-term assets and goodwill	—	4.9	—	4.9	—
Gain on sale of building	—	—	—	—	(4.7)
Recognized net prior service costs	—	—	1.7	1.7	—
Deferred income taxes	(8.1)	—	—	(8.1)	—
Stock compensation expense	—	—	—	1.3	—
Changes in operating assets and liabilities
Accounts receivable, net	10.8	(3.0)	4.0	4.2	0.5
Prepaid expenses and other assets	0.8	(8.1)	4.9	(3.2)	0.4
Loss from litigation	(20.8)	(42.7)	—	(63.5)	—
Accounts payable and accrued expenses	(0.4)	0.1	1.9	(2.0)	(1.7)
Deferred revenue/unearned revenue	(0.6)	1.3	(0.2)	0.5	11.2
Income taxes receivable/payable	0.9	1.1	(0.2)	—	—
Other	0.6	0.6	—	1.8	(1.3)

Net cash provided by (used in) operations	12.3	(57.5)	4.4	(50.2)	5.4

INVESTING ACTIVITIES
Restricted cash	(0.5)	42.3	0.2	41.5	—
Purchases of long term investments	(1.5)	—	—	(1.5)	—
Repayment of notes receivable	1.5	—	—	1.5	—
Proceeds from the sale of building	—	—	—	—	16.4
Purchase of property and equipment	(1.3)	(1.3)	(0.9)	(4.7)	(0.5)

Net cash used in investing activities	(1.8)	41.0	(0.7)	36.8	15.9

FINANCING ACTIVITIES
Proceeds from employee stock purchase plan	—	—	—	0.2	—

Net cash provided by financing activities	—	—	—	0.2	—

Increase (decrease) in cash and short-term investments	10.5	(16.5)	3.7	(13.2)	21.3
Cash and short-term investments at the beginning of period	28.2	38.7	22.2	39.1	25.9

Cash and short-term investments at the end of period	$38.7	$22.2	$25.9	$25.9	$47.2

*	These statements are preliminary and unaudited and subject to the qualifications set forth above.

(h) Certain Revised Financial Statements

In connection with the due diligence review of the Company by Parent, the Company provided to Parent certain non-public revised financial statements, including (i) revised unaudited consolidated balance sheets and related statements of income of the Company and its consolidated subsidiaries as of and for the fiscal years ended December 31, 2005, 2004, 2003 and 2002 and the fiscal quarter ended March 31, 2006; and (ii) revised unaudited statements of cash flows of the Company and its consolidated subsidiaries for the fiscal years ended December 31, 2005 and 2004. These periods are currently the subject of the Company’s previously disclosed and continuing restatement of its historical financial statements, which is not complete, and final restated financial statements may differ from these revised financial statements. These revised financial statements are set forth below.

The revised financial statements were not prepared with a view toward public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants. The revised financial statements do not comply with GAAP. The summary of these revised financial statements is not being included in this Statement to influence your decision whether to tender your shares in the Offer, but because these revised financial statements were made available by the Company to Parent.

The revised statements do not include any information or notes required to be included in interim financial statements, and in the case of the quarterly revised statements are subject to normal year-end adjustments. The review of the revised statements by the Company’s independent accounting firm as required by Statement on Accounting Standards No. 100 has not been completed. In addition, information described in Item 303 or Item 305 of SEC Regulation S-K with respect to quarterly periods to the extent such information would otherwise be required to be filed in a Quarterly Report on Form 10-Q has not been included. Furthermore, the revised statements are subject to the effects of the Restatement and Related Matters and are subject to other matters that may arise in the course of the Company’s accounting review. The revised statements have not been audited and are therefore subject to revision, which might be material. There can be no assurance that this information will be consistent with final audited restated information, which may vary materially from the information below.

The revised financial statements do not contain all of the disclosures that would otherwise be required under GAAP. The tax accrual is preliminary and will change. The timing of the general and administrative—legal charges may change. In addition, the amounts in the revised financial statements are based on a preliminary close and will change.

None of the Company, Purchaser, Parent or their respective affiliates, advisors or representatives can give you any assurance that the final restated financial statements will not differ from these revised financial statements. None of the Company, Purchaser, Parent or their respective affiliates or any other person undertakes any obligation to update or otherwise reconcile or revise this information to reflect circumstances after the date this information was generated or to reflect the occurrence of future events that may result in this information being in error.

Revised Historical Unaudited Financial Information

Statement of Operations*

	1Q06	2005	2004	2003	2002
	(Dollars in Millions)
Revenues	$25.5	$107.1	$112.3	$105.0	$68.6
Expenses
Cost of revenues**	12.9	43.2	40.7	39.2	30.6
Engineering, research and development	1.9	10.3	8.3	6.1	3.4
Sales and marketing	3.2	10.7	6.1	6.1	4.4
General and administrative	3.1	12.8	10.8	9.5	7.8
General and administrative—stock options (1)	1.3	(0.4)	(0.9)	2.2	2.3
General and administrative—legal charges (2)	1.2	10.3	2.9	4.0	4.3
Loss from litigation	—	64.3	—	—	—
Impairment of goodwill	—	5.4	—	—	—
Depreciation and amortization	4.2	21.3	18.0	16.6	15.2

Operating expenses	27.8	177.9	85.9	83.7	68.0

Operating income (loss)	(2.3)	(70.8)	26.4	21.3	0.6
Interest income	0.7	1.8	1.2	1.2	1.6
Other income (loss)	(0.1)	—	(0.9)	—	—

Income (loss) before income taxes	(1.7)	(69.0)	26.7	22.5	2.2
Provision (benefit) for income taxes	—	(6.5)	10.4	9.9	2.1

Net income (loss) from continuing operations	(1.7)	(62.5)	16.3	12.6	0.1
Income (loss) from discontinued operations	—	—	—	—	0.2

Net Income (loss)	$(1.7)	$(62.5)	$16.3	$12.6	$0.3

Basic Net Income Per Share
Net Income (loss)	$(0.10)	$(3.54)	$0.91	$0.70	$0.02
Weighted average common shares outstanding	17,776	17,663	17,918	17,984	17,134
Diluted Net Income Per Share
Net Income (loss)	$(0.10)	$(3.54)	$0.89	$0.68	$0.02
Weighted average common shares outstanding	17,776	17,663	18,256	18,633	17,637

(1)	This is the preliminary charge for compensation expense, payroll taxes, penalties and interest for the restatement of the Company’s historical stock option granting practices and related accounting restatement (neither of which have been completed) and is subject to change.
(2)	The timing of the general and administrative—legal charges may change.

*	These statements are preliminary and unaudited and subject to the qualifications set forth above.
**	Exclusive of depreciation and amortization, which is shown separately

Balance Sheet*

	3/31/06	2005	2004	2003	2002
	(Dollars in Millions)
ASSETS
Cash and short-term investments	$28.2	$39.1	$77.7	$66.5	$55.1
Restricted cash	42.1	41.7	—	—	—
Accounts receivables, net	22.6	15.0	17.4	18.3	15.6
Tax refund receivable	2.2	0.3	—	—	—
Deferred Income Taxes	—	—	0.3	1.3	1.6
Prepaid expenses and other assets	4.2	3.5	3.1	2.7	2.4

Total current assets	99.3	99.6	98.5	88.8	74.7
Property and equipment, net	37.7	40.8	46.8	52.1	39.9
Goodwill and intangible assets	6.3	6.2	7.2	5.1	4.9
Other assets	9.5	9.5	6.9	1.9	0.2

Total Assets	$152.8	$156.1	$159.4	$147.9	$119.7

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and accrued expenses	$9.9	$13.4	$13.1	$13.8	$13.4
Freedom loss contingency	64.3	64.3	—	—	—
Deferred/unearned revenue	4.4	4.4	3.8	3.8	4.1
Payroll liability due to stock options	2.9	2.9	3.2	4.6	3.3
Income taxes payable	—	—	1.6	0.8	1.9

Total current liabilities	81.5	85.0	21.7	23.0	22.7
Accrued pension liability	4.7	4.5	3.5	0.6	—
Deferred Income taxes	—	—	7.0	7.0	3.5

Total Liabilities	86.2	89.5	32.2	30.6	26.2
Total Shareholders’ Equity	66.6	66.6	127.2	117.3	93.5

Total Liabilities and Shareholders’ Equity	$152.8	$156.1	$159.4	$147.9	$119.7

*	These statements are preliminary and unaudited and subject to the qualifications set forth above.

Cash Flow Statement*

	1Q06	2005	2004
	(Dollars in Millions)
OPERATING ACTIVITIES
Net income (loss) from continuing operations	$(1.7)	$(62.5)	$16.3
Adjustments to reconcile net income to net cash used in operations:
Depreciation and amortization	4.2	21.3	18.0
Impairment of long-term assets and goodwill	—	5.4	—
(Gain)/loss on asset disposal	—	—	0.9
Deferred income taxes	—	(6.7)	1.0
Stock compensation expense & tax benefit from option exercises	1.3	1.6	0.5
Changes in operating assets and liabilities
Accounts receivable, net	(7.6)	2.4	0.9
Prepaid expenses and other assets	(0.8)	(0.4)	(0.4)
Loss from litigation	—	64.3	—
Accounts payable and accrued expenses	(3.6)	0.3	(0.7)
Deferred revenue/unearned revenue	—	0.6	—
Income taxes receivable/payable	(1.8)	(1.9)	0.8
Other	0.6	0.4	(1.1)

Net cash provided by operations	(9.4)	24.8	36.2

INVESTING ACTIVITIES
Acquisition of business, net of cash acquired		(6.6)	(1.4)
Restricted cash	(0.5)	(41.7)	—
Payment of earnout of acquired business	—	(0.9)	(0.4)
Purchases of long term investments	—	(1.5)	(1.7)
Investments in notes receivable	—	(0.5)	(1.0)
Proceeds from the sale of PPE	—	0.4	—
Purchase of property and equipment	(1.2)	(13.1)	(13.3)

Net cash used in investing activities	(1.7)	(63.9)	(17.8)

FINANCING ACTIVITIES
Proceeds from employee stock purchase plan and stock options	0.2	0.5	1.3
Repurchase of common stock	—	—	(8.2)

Net cash provided by (used in) financing activities	0.2	0.5	(6.9)

Net cash provided by (used in) continuing operations	(10.9)	(38.6)	11.5
Net cash used in discontinuing operations	—	—	(0.3)

Increase (decrease) in cash and short-term investments	(10.9)	(38.6)	11.2
Cash and short-term investments at the beginning of period	39.1	77.7	66.5

Cash and short-term investments at the end of period	$28.2	$39.1	$77.7

*	These statements are preliminary and unaudited and subject to the qualifications set forth above.